September 4, 2007

This Document…

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect”
or “anticipate” or other similar words.  These forward-looking statements present our estimates and assumptions only as of the date of this report.  Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.  The factors impacting these risks and uncertainties include, but are not limited to:

potential default under our secured obligations;

a default under any material debt agreements

increases in interest rates or our cost of borrowing;

deterioration in general or regional economic conditions;

adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

inability to achieve future sales levels or other operating results;

fluctuations in the price of oil and gas;

the unavailability of funds for capital expenditures; and

operational inefficiencies in our operations.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operations” in this document.

Management

C. Stephen Cochennet – Director and Chief Executive Officer

Brad Kramer – Project Manager

Dede Jones – Director of Finance and Accounting

Mark Haas – Executive Consultant &

                     Operations Manager for Black Oaks Field

David Griffin – Outside Geologist

Dwayne McCune – Outside Reserve Engineer

Robert (Bob) G. Wonish – Independent Director

Daran G. Dammeyer – Independent Director

Darrel G. Palmer – Independent Director

Introduction

Midwest Energy was formed in 2005

Midwest Energy, Inc. common stock offering during the first and second quarters of 2006 which provided us with $2 million

Closed a reverse merger with a public company and renamed the new entity EnerJex Resources

Commenced public trading Q1-2007 under the symbol “EJXR”

Raised an additional $9 million though issuance of debentures

Aggressively implementing an aggregation roll-up business plan

Oil and Natural Gas Production in the United States
Explanation
Oil Production
Mixed Production
Gas Production
Dry Wells

EnerJex Resources

Source: KS Geological Survey

The Opportunity

The mid-continent region and more specifically,
the state of Kansas, has historically been one
of the top 10 domestic oil producing regions.

For the year-ended December 31, 2006 the
state of Kansas produced 35.7 million barrels
of oil.

Of the total barrels produced in the state, 15
companies accounted for 30% of the total
35.7 million barrels.

The remaining 70%, or 25 million barrels, came
from approximately 2,400 different operators

Overview

The mid-continent region provides significant opportunity to aggregate smaller producers with existing cash flow and
production

By aggregating these scattered interests, we can obtain a significant presence in the region and capture the “First Mover Advantage”

Once properties are acquired we will focus on:

increasing production of oil and natural gas cash flows

enhancing our net asset value

Business Plan

“Focus on the Mid-continent Region”: We believe that a confluence of the following events in the mid-continent region make it an attractive area for acquisition:

Deal flow that gives us access to negotiated transactions vs.
competitive bidding

Lack of perceived excitement for companies when compared
to the Barnett Shale, Texas, Louisiana, etc.

Opportunity to apply new technology

Attractive acquisition costs and overall economics

Scattered interests provides an unique opportunity to aggregate and arrive at a significant presence

Current Projects

Black Oaks Field: $4.0 million investment in a development
program to be completed by year end 2007

Gas City:  $1.2 million initial investment, plus new exploration and development agreement with Euramerica Energy, Inc.

Thoren Lease: $400,000 acquisition and subsequent investment of
$600,000 in a development program

NEBRASKA
COLORADO
MISSOURI
OKLAHOMA
Kansas City
Topeka
Wichita

Oil reserve acquisition totaling 1.3 million bbl net to EnerJex

Privately negotiated transaction with successful, well respected operator –
Hass Petroleum

Negotiations on-going for acquisition of additional Haas Petroleum reserve base (300 bopd)

Overview
Black Oaks Field

Present value of estimated future cash flows using a 10%
discount rate (“PV-10”) of $15 million

Mr. Haas has taken stock in EnerJex as part of acquisition
consideration

Summary of terms:

payment of $500,000 to Haas Petroleum

agreement to fund a minimum of $4.0 million of capital

           expenditures in exchange for Haas Petroleum contributing

           oil and natural gas leases to partnership

Haas Petroleum receives a 5% “carried” working interest
until payback of EnerJex capital expenditures

after payback to EnerJex, Haas Petroleum receives 30%
working interest

Overview Continued
Black Oaks Field

Phase 1:

Drilled and completed 23 new development wells

Working towards completion of 17 additional producer
wells

Balance of $4 million investment will likely be made by
November 15, 2007

Plans to invest additional $6 million based on next capital
raise and continued strong results

Option to participate in the Nickel Town Project, a 2,100
acre development and secondary recovery project under
consideration with same operating partner – Haas
Petroleum

Operational Overview
Black Oaks Field

NEBRASKA
COLORADO
MISSOURI
OKLAHOMA
Kansas City
Topeka
Wichita

Overview: Gas City

Initial investment of $1.2 million:

5,600 acres of oil and gas leases

11 existing wells completed as natural gas producer wells

Gas gathering system

Compressor, tap and dehydration system tied to an interstate pipeline

One salt water disposal well and disposal system

Agreement letter with Euramerica Energy, Inc. to start an
exploration and development initiative:

Euramerica paid EnerJex $524,000 for exploratory drilling, logging and testing

Based on results, $250,000 is available to complete up to 5 new wells

EnerJex will be the operator of the wells

EnerJex to receive a 10% management fee paid from net revenue interest

EnerJex granted Euramerica an option to purchase the property for
$1.2 million through March 1, 2008:

if option exercised, EnerJex’s 10% management fee converts to a 5% carried working interest in the property; and

at payout of the project’s total expense from revenue, the 5%
carried interest converts to 25% working interest.

Overview: Gas City
Euramerica Energy, Inc. Transaction

NEBRASKA
COLORADO
MISSOURI
OKLAHOMA
Kansas City
Topeka
Wichita

Overview: Thoren Lease

Acquired a 240 acre lease with a 100% working interest

Acquired 12 oil wells, 4 water injection wells and 1 water supply well

Acquired .847 net revenue interest on production and current production is approximately 36 barrels of oil per day

Upon payout of the purchase price the former owner will be assigned a 25% working interest

Phase 1:

Completion of the original planned spend of $600,000

As of August 31, 2007: 18 wells drilled – 11 producer wells
and 7 water injection wells

Phase 2:

Evaluating investment of $300,000 to drill additional
development wells

Operational Overview
Thoren Lease

Current production                                  117 BOPED

Total acres                          7,780

Producer wells               77

Injector wells                                                               14

Other                                                                                            2

            Total wells                     93

Drillables                                     200 plus

Operational Highlights
 for the period ended August 31, 2007

Balance Sheet Highlights

(as of June 30, 2007)

Cash and other current assets               $6.328 million

Oil and gas properties using full cost accounting               $1.997 million

Long term debt, maturing March 31, 2010     $9.000 million

Common stock $.001 par value, 100,000,000 shares

authorized; 22,203,256 shares issued and outstanding

Total stockholders’ equity (deficit)                                                ($  1,013,254)

Financial Highlights

Statement of Cash Flows Highlights

(for the 3 months ended June 30, 2007)

Cash used in operating activities                                 ($379,330)

Cash used in investing activities     ($1,600,442)

Cash provided from financing activities                 $8,020,022

Stock and options issued for services                                                           $2,018,655

Financial Highlights

Summary

EnerJex will have the “First Mover Advantage” in an area that has been under the radar screen

EnerJex enacts a proven business model to withstand market volatility

Early stage opportunity for significant investor return

Acquisition opportunities that are only available to EnerJex

Favorable negotiated transactions vs. competitive bid

Partnerships with the best businesses in their respective fields

Management aligned with stockholders through equity interest in company

Questions & Answers